UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 31, 2014

DOUGLAS DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34728	134275891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 North 73rd Street, Milwaukee, Wisconsin 53223

(Address of principal executive offices, including zip code)

(414) 354-2310

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

On December 31, 2014, Douglas Dynamics, Inc. (the “Company”), as guarantor, and its wholly-owned subsidiaries, Douglas Dynamics, L.L.C. (“DDI LLC”), Douglas Dynamics Finance Company (“DDI Finance”), Fisher, LLC (“Fisher”), Trynex International LLC (“Trynex”), and, following the consummation of the Merger Transaction (as defined below), Henderson Enterprises Group, Inc. (as successor by merger to DDIZ Acquisition, Inc.) (“Enterprises”) and Henderson Products, Inc. (“Products”), as borrowers (collectively, the “Borrowers”), entered into a Second Amended and Restated Credit and Guaranty Agreement (the “Revolving Credit Agreement”) with the banks and financial institutions listed in the Revolving Credit Agreement, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.  The Revolving Credit Agreement was an amendment and restatement of an existing Amended and Restated Credit and Guaranty Agreement, dated as of April 18, 2011, as amended by a First Amendment, dated as of November 9, 2012.  The following summary of the material terms of the Revolving Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Revolving Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Revolving Credit Agreement provides for a senior secured revolving credit facility in the amount of $100.0 million, of which $10.0 million will be available in the form of letters of credit and $5.0 million will be available for the issuance of short-term swingline loans.  The Revolving Credit Agreement also allows the Borrowers to request the establishment of one or more additional revolving commitments in an aggregate amount not in excess of $30.0 million, subject to specified terms and conditions.  The availability of credit under the facility is limited by a borrowing base, which is 85% of the eligible accounts receivable of the Borrowers, plus the lesser of 70% of the cost and 85% of the net recovery value of eligible inventory, plus certain cash and cash equivalents, less any reserves established by the collateral agent or administrative agent, all as defined in the Revolving Credit Agreement.  For purposes of the borrowing base, the advance rate in respect of accounts and inventory of Enterprises and its subsidiaries is limited to 75% until an acceptable field exam is completed.  The final maturity date of the Revolving Credit Agreement is December 31, 2019.

The Borrowers will be required to pay a fee for unused amounts under the Revolving Credit Agreement in an amount ranging from 0.25% to 0.375% of the unused portion of the facility, depending on the utilization of the facility. The Revolving Credit Agreement provides that the Borrowers have the option to select whether borrowings will bear interest at either (i) a margin ranging from 1.50% to 2.00% per annum, depending on the utilization of the facility, plus the London Interbank Offered Rate for the applicable interest period multiplied by the Statutory Reserve Rate (as defined in the Revolving Credit Agreement) or (ii) a margin ranging from 0.50% to 1.00% per annum, depending on the utilization of the facility, plus the greatest of (a) the Prime Rate (as defined in the Revolving Credit Agreement) in effect on such day, (b) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers plus 0.50% and (c) the London Interbank Offered Rate for a one month interest period multiplied by the Statutory Reserve Rate plus 1%.

On December 31, 2014, DDI LLC, as borrower, and the Company, DDI Finance, Fisher, Trynex, and, following the consummation of the Merger Transaction, Enterprises and Products, as guarantors, also entered into an Amended and Restated Credit and Guaranty Agreement (the “Term Loan Credit Agreement”) with the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as collateral agent and administrative agent, and Wells Fargo Bank, N.A., as syndication agent.  The Term Loan Credit Agreement was an amendment and restatement of an existing

Credit and Guaranty Agreement, dated as of April 18, 2011.  The following summary of the material terms of the Term Loan Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Term Loan Credit Agreement, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The Term Loan Credit Agreement provides for a senior secured term loan facility in the aggregate principal amount of $190.0 million and generally bears interest at (at DDI LLC’s election) either (i) 3.25% per annum plus the greatest of (a) the Prime Rate (as defined in the Term Loan Credit Agreement) in effect on such day, (b) the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers plus 0.50% and (c) 1.00% plus the greater of (1) the London Interbank Offered Rate for a one month interest period multiplied by the Statutory Reserve Rate (as defined in the Term Loan Credit Agreement) and (2) 1.00% or (ii) 4.25% per annum plus the greater of (a) the London Interbank Offered Rate for the applicable interest period multiplied by the Statutory Reserve Rate and (b) 1.00%.  The Term Loan Credit Agreement also allows DDI LLC to request the establishment of one or more additional term loan commitments in an aggregate amount not in excess of $80.0 million subject to specified terms and conditions, which amount may be further increased so long as the First Lien Debt Ratio (as defined in the Term Loan Credit Agreement) is not greater than 3.25 to 1.00.  The final maturity date of the Term Loan Credit Agreement is December 31, 2021.  DDI LLC applied all of the proceeds of the Term Loan Credit Agreement to the payment of transaction consideration and expenses in connection with the Revolving Credit Agreement, the Term Loan Credit Agreement and the Merger Transaction.

The Revolving Credit Agreement and the Term Loan Credit Agreement include customary representations, warranties and negative and affirmative covenants, as well as customary events of default and certain cross default provisions that could result in acceleration of the Revolving Credit Agreement or the Term Loan Credit Agreement.  Subject to certain qualifications and exceptions, the amended and restated Revolving Credit Agreement and the Term Loan Credit Agreement will, among other things, limit the ability of the Company and the Borrowers to:

•                                          incur or guarantee additional indebtedness;

•                                          create liens;

•                                          enter into sale and leaseback transactions;

•                                          make further negative pledges;

•                                          make certain dividends, distributions and other restricted payments;

•                                          create restrictions on distributions by subsidiaries;

•                                          make certain investments;

•                                          make certain fundamental changes, asset dispositions and acquisitions;

•                                          dispose of interests in subsidiaries;

•                                          change their fiscal year;

•                                          engage in certain transactions with shareholders and affiliates;

•                                          engage in different lines of business;

•                                          permit the Company to engage in any activity not related to its status as a public company or its ownership of the interests of DDI LLC;

•                                          amend or waive rights under certain agreements; or

•                                          prepay other indebtedness.

In addition, the Revolving Credit Agreement (i) requires the Company to have a Fixed Charge Coverage Ratio (as defined in the Revolving Credit Agreement) of not less than 1.0 to 1.0 at any time when the excess availability of the Borrowers is less than the greater of $10,000,000 and 10.0% of the revolving commitments and (ii) restricts the ability of the Company and its subsidiaries to make capital expenditures.

The Revolving Credit Agreement and the Term Loan Credit Agreement are secured by substantially all of the assets of the Company and the Borrowers owned as of December 31, 2014 or acquired thereafter.

Item 1.02                                           Termination of Material Definitive Agreements.

In conjunction with the entry into the Revolving Credit Agreement and Term Loan Credit Agreement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference herein, (i) the $125.0 million term loan under the Credit and Guaranty Agreement, dated as of April 18, 2011, among the Company, DDI LLC, DDI Finance, Fisher, Trynex, the lenders named therein, and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (the “Prior Term Loan Credit Agreement”), was repaid or incorporated into the Term Loan Credit Agreement, and the Prior Term Loan Credit Agreement was terminated, and (ii) the $80.0 million revolving loan under the Amended and Restated Credit and Guaranty Agreement, dated as of April 18, 2011, among the Company, DDI LLC, DDI Finance, Fisher, Trynex, the lenders named therein and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (the “Prior Revolving Credit Agreement”), was repaid or incorporated into the Revolving Credit Agreement, and the Prior Revolving Credit Agreement was terminated.

Item 2.01.                                        Completion of Acquisition or Disposition of Assets.

On December 31, 2014, the Company completed its acquisition of all of the outstanding shares of Enterprises pursuant to the terms of the Merger Agreement, dated as of November 24, 2014, by and among the Company, DDIZ Acquisition, Inc., a wholly-owned subsidiary of the Company (“Merger Sub”), Enterprises and the stockholder representative named therein (the “Merger Agreement”).  The execution of the Merger Agreement was previously disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 25, 2014.

Pursuant to the Merger Agreement, the Company acquired all of the outstanding shares of Enterprises through a merger of Merger Sub with and into Enterprises, with Enterprises surviving and becoming a wholly-owned subsidiary of the Company (the “Merger Transaction”).  Consistent with the previously disclosed terms of the Merger Agreement, the Company’s purchase price for the acquisition is $95.0 million in cash, subject to working capital, cash and other adjustments (the “Transaction Consideration”).  Of the Transaction Consideration, $1.5 million was deposited in escrow as security for potential working capital and cash adjustments and $9.0 million was deposited in escrow to secure the indemnification obligations of Enterprises’ stockholders under the Merger Agreement.

The foregoing description of the Merger Agreement is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on November 25, 2014 and the terms of which are incorporated herein by reference.

The Company will file with the SEC by amendment to this Current Report on Form 8-K the financial statements and pro forma financial information required to be filed pursuant to Rule 3-05 of Regulation S-X and Article 11 of Regulation S-X not later than March 19, 2015, which is 71 calendar days after the date on which this Current Report on Form 8-K was required to be filed with the SEC.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 31, 2014, the Company and the Borrowers became obligated under the Revolving Credit Agreement and the Term Loan Credit Agreement described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated by reference herein.

Item 8.01.                                        Other Events.

On December 31, 2014, the Company issued a press release announcing the closing of the Merger Transaction.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 The required financial statements of Enterprises will be filed by amendment to this Current Report on Form 8-K not later than March 19, 2015 (which is 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed).

(b)                                 The required pro forma financial information will be filed by amendment to this Current Report on Form 8-K not later than March 19, 2015 (which is 71 calendar days after the date that this initial Current Report on Form 8-K was required to be filed).

(c)                                  Not applicable.

(d)                                 Exhibits. The following exhibits are being filed herewith:

(2.1)                       Merger Agreement, dated November 24, 2014, among Douglas Dynamics, Inc., DDIZ Acquisition, Inc., Henderson Enterprises Group, Inc. and the stockholder representative named therein [Incorporated by reference to Exhibit 2.1 to Douglas Dynamics, Inc.’s Current Report on Form 8-K filed November 25, 2014].

(10.1)                Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc. (as successor by merger to DDIZ Acquisition, Inc.), and Henderson Products, Inc., as borrowers, Douglas Dynamics, Inc., as guarantor, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.

(10.2)                Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., as borrower, Douglas Dynamics, Inc., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc. (as successor by merger to DDIZ Acquisition, Inc.), and Henderson Products, Inc., as guarantors, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as collateral agent and administrative agent, and Wells Fargo Bank, N.A., as syndication agent.

(99.1)                Press release dated December 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOUGLAS DYNAMICS, INC.

Date: January 6, 2015	By:	/s/ Robert McCormick
Robert McCormick
Executive Vice President, Chief Financial Officer and Secretary

DOUGLAS DYNAMICS, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

(2.1)

Merger Agreement, dated November 24, 2014, among Douglas Dynamics, Inc., DDIZ Acquisition, Inc., Henderson Enterprises Group, Inc. and the stockholder representative named therein [Incorporated by reference to Exhibit 2.1 to Douglas Dynamics, Inc.’s Current Report on Form 8-K filed November 25, 2014].

(10.1)

Second Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc. (as successor by merger to DDIZ Acquisition, Inc.), and Henderson Products, Inc., as borrowers, Douglas Dynamics, Inc., as guarantor, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and Wells Fargo Bank, N.A., as syndication agent.

(10.2)

Amended and Restated Credit and Guaranty Agreement, dated as of December 31, 2014, among Douglas Dynamics, L.L.C., as borrower, Douglas Dynamics, Inc., Douglas Dynamics Finance Company, Fisher, LLC, Trynex International LLC, Henderson Enterprises Group, Inc. (as successor by merger to DDIZ Acquisition, Inc.), and Henderson Products, Inc., as guarantors, the banks and financial institutions listed therein, as lenders, J.P. Morgan Securities LLC and Wells Fargo Bank, N.A., as joint bookrunners and joint lead arrangers, JPMorgan Chase Bank, N.A., as collateral agent and administrative agent, and Wells Fargo Bank, N.A., as syndication agent.

(99.1)	Press release dated December 31, 2014.